UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2006

NANOGEN, INC.

(Exact name of registrant specified in its charter)

Delaware	000-23541	33-0489621
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10398 Pacific Center Court, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (858) 410-4600

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Shareholder Approval of Amendment to 1997 Stock Incentive Plan

On June 14, 2006, the stockholders of Nanogen, Inc. (the “Company”) approved the amendment to the Company’s 1997 Stock Incentive Plan, as amended (the “1997 Stock Plan”), pursuant to which the shares of the Company’s common stock authorized for issuance under the 1997 Stock Plan was increased by an additional 1,500,000 shares. The principal features of the 1997 Stock Plan are summarized under the caption “Proposal 2 – Approval of the Amendment of the Nanogen, Inc. 1997 Stock Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 5, 2006 (“2006 Proxy Statement”), and such summary is incorporated herein by reference. The description of the 1997 Stock Plan contained herein and incorporated by reference from the 2006 Proxy Statement does not purport to be a complete description of the plan and is qualified in its entirety by reference to the plan document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Shareholder Approval of Amendment to Employee Stock Purchase Plan

On June 14, 2006, the stockholders of the Company approved the amendment to the Company’s Employee Stock Purchase Plan, as amended (the “ESPP”), pursuant to which the shares of the Company’s common stock authorized for issuance under the ESPP was increased by an additional 500,000 shares. The principal features of the ESPP are summarized under the caption “Proposal 3 – Approval of the Amendment of the Nanogen, Inc. Employee Stock Purchase Plan” in the 2006 Proxy Statement, and such summary is incorporated herein by reference. The description of the ESPP contained herein and incorporated by reference from the 2006 Proxy Statement does not purport to be a complete description of the plan and is qualified in its entirety by reference to the plan document, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The exhibits listed on the Exhibit Index accompanying this Current Report on Form 8-K are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOGEN, INC.

Date: June 14, 2006	By:	/s/ Robert Saltmarsh
	Name:	Robert Saltmarsh
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document
10.1(1)	Amended and Restated 1997 Stock Incentive Plan of Nanogen, Inc.

10.2(2)	Nanogen, Inc. Employee Stock Purchase Plan.

(1)	Incorporated by reference to Appendix A of the Company’s definitive proxy statement, filed on May 5, 2006.

(2)	Incorporated by reference to Appendix B of the Company’s definitive proxy statement, filed on May 5, 2006.